SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): November 25, 2002

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Item 5. Other Events


         On November 25, 2002, Riviera Holdings Corporation (the "Company") completed an exchange offer (the "Exchange Offer") pursuant to which the Company had offered to exchange its 11% Series B Senior Secured Notes due 2010 ("New Notes") for an equal principal amount of its outstanding 11% Senior Secured Notes due 2010 ("Old Notes"). The Company issued $215,000,000 of Old Notes on June 26, 2002, all of which were outstanding prior to the Exchange Offer. Old Notes in the aggregate principal amount of $214,800,000 were exchanged for New Notes in the Exchange Offer.


         The Exchange Offer was undertaken to comply with the requirements of a Registration Rights Agreement entered into by the Company concurrently with the issuance of the Old Notes. The New Notes were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4 that was declared effective by the Securities and Exchange Commission on October 2, 2002.

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable
             (b) Not Applicable
             (c) Exhibits

Exhibit 99

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2002                            RIVIERA HOLDINGS CORPORATION


                                                   By: /s/ Duane Krohn
                                                   Treasurer and CFO

                                  EXHIBIT INDEX

         Exhibit
         Number                                      Description